UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2025

SPLASH BEVERAGE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40471	34-1720075
(State or other jurisdiction of incorporation)	(Commissio n File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221

Fort Lauderdale, Florida 33301

(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 745-5815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	SBEV	NYSE American LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2025, Splash Beverage Group, Inc. (the “Company”) entered into agreements with holders of certain options to purchase a total of $600,000 of shares of the Company’s common stock, pursuant to which the parties agreed to terminate such options and in exchange the Company agreed to issue to the holders thereof a total of 113,636 shares of common stock and 1,136 shares of a newly designated Series D Convertible Preferred Stock (the “Series D”). The material terms of the Series D are summarized under Item 5.03 of this Current Report on Form 8-K.

Item 1.02 Termination of Material Definitive Agreement.

To the extent required by Item 1.02 of Form 8-K, the information set forth in Item 1.01 is incorporated by reference into this Item 1.02.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 is incorporated by reference into this Item 3.02. To the extent that such transactions were deemed to be unregistered, they were exempt from registration under Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2025, the Company filed with the Nevada Secretary of State a Certificate of Designations of 50,000 shares of Series D. Holders of Series D have the right to convert shares of Series D into shares of common stock in an amount equal to 100 shares of common stock for each share of Series D, subject to the rules of the NYSE American, LLC (including the shareholder approval requirements thereof) and beneficial ownership limitations as more particularly set forth therein. Holders of Series D are entitled to vote with the Company’s common stock on an as-converted basis.

The foregoing description of the Series D does not purport to be complete and is qualified in its entirety by the full text of the Series D Certificate of Designations, a copy of which is filed as Exhibit 3.1 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Exhibit Description
3.1	Certificate of Designations of Series D Convertible Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2025

SPLASH BEVERAGE GROUP, INC.

By:	/s/ William Meissner
William Meissner, President